Exhibit 10(a)

FOURTEENTH AMENDMENT TO THE AARP HEALTH INSURANCE

AGREEMENT:

50-64 PLAN

This Fourteenth Amendment to the AARP Health Insurance Agreement (“Fourteenth Amendment” or “Amendment”), effective as of January 1, 2006 (the “Effective Date”), is made by and between AARP Services, Inc., a Delaware corporation (“ASI”) and United HealthCare Insurance Company, a Connecticut corporation (“United”). The parties hereto shall collectively be referred to as the “Parties”.

RECITALS

WHEREAS, AARP, the Trustees of the AARP Insurance Plan (“Trustees”), and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the “Original Agreement”).

WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the “Third Amendment”).

WHEREAS, various other amendments have been made to the Original Agreement (collectively, the “Agreement”).

WHEREAS, pursuant to the Ninth Amendment to the Agreement, the Parties have successfully launched a program offering comprehensive insurance products for AARP members age 50 to 64 (“50-64 Plan”) and wish to expand and extend this program.

***	Represents text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

NOW, THEREFORE, the Parties agree as follows:

A.	Article 2 of the Agreement is amended by adding section 2.138 to read as follows:

2.138. Formal Product Offering Period (“Period”) for the 50-64 Plan means January 1, 2006 until December 31, 2006. This Period may be changed upon mutual written agreement.”

B.	Section 6.1.1 of the Agreement is amended by the addition of a new third sentence to read as follows:

“AARP’s royalty for Policy Year 2006 shall be ***% of 50-64 Member Contributions.”

C.	Section 6.2 of the Agreement is amended by the addition of a new fifth sentence in subsection 6.2.6(a) to read as follows:

“United’s Administrative Services Fee for Services provided for the 50-64 Plan in Policy Year 2006 shall be ***% of 50-64 Member Contributions.”

D.	Section 6.3 of the Agreement is amended by amending subsection 6.3.4(a) to read as follows:

“6.3.4(a). United’s base risk and profit charge: ***% of 50-64 Member Contributions through December 31, 2005; ***% of 50-64 Member Contributions for Policy Year 2006;”

E.	Exhibit 3.2.2(j)(5) is deleted in its entirety and a new Exhibit 3.2.2(j)(5), attached hereto and incorporated herein by reference, is substituted.

F.	Exhibit 6.2.6(e) is deleted in its entirety and a new Exhibit 6.2.6(e), attached hereto and incorporated herein by reference, is substituted.

G.	If the parties mutually agree to offer the 50-64 Plan beyond December 31, 2006, no later than December 31, 2006, the parties shall complete negotiations in good faith and reach agreement on new terms or a new agreement governing the 50-64 Plan.

***	Represents text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

H.	Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This amendment may be executed in two counterparts, each of which need not contain the signature of more than one party. Both counterparts taken together shall constitute one and the same amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date below indicated.

AARP Services, Inc.		United HealthCare Insurance Company

By:	Dawn Sweeney	By:	Jim Pogue

Title:	President	Title:	President, Ovations Insurance

Date:	February 28, 2006	Date:	February 28, 2006

EXHIBIT 3.2.2(j)(5)

Effective January 1, 2006

Functions/Services	50-64 Plan Service Standard	Penalty (Percent of 50-64 Member Contributions)
Claim Member Services Functions

Speed to Answer Calls

• within 20 seconds	80%	*	** %

Call Resolution

• within first day	75%
• within 72 hours	98%	*	** %

Correspondence

• within 5 business days	90%
• within 10 business days	98%	*	** %

Underwriting and Issue Functions

Appeals

• within 10 business days	98%	*	** %

Claims Processing Functions

Claim Turnaround Time

• within 10 business days	95%	*	** %

Payment Accuracy	95%	*	** %

Payment Financial Accuracy	97%	*	** %

Enrollments

Enrollment Turnaround Time

• within 10 business days	90%	*	** %

Enrollment Accuracy	97.5%	*	** %
Billing and Collections

Payment Application Turnaround

• within 3 business days	95%	*	** %

Payment Application Accuracy	98%	*	** %

Fulfillment

Fulfillment Turnaround Time

• within 5 business days	90%	*	** %

Customer Satisfaction — First Quarter Results

Claim Service	Included in larger SHIP sample	*	** %

Note: Penalties will be calculated based on 50-64 Member Contributions, and shall be as defined and agreed in Exhibit 3.2.5 as revised effective March 31, 2003.

***	Represents text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 6.2.6(e)

50-64 PLAN

EXPENSE SUMMARY EFFECTIVE JANUARY 1, 2006

Percent of Premium
Marketing Expenses			*** %

Royalty			*** %

United Base Risk and Profit			*** %

Claim Administration	*	** %

Enrollments, Underwriting and Other Administration	*	** %

Subtotal Administration			*** %

Premium Tax			*** %

Tax Timing			*** %

United Charge for Claims Risk			*** %

50-64 SF Claims Risk Provision			*** %

50-64 SF Marketing Risk Provision			*** %

Contingencies			*** %

Investment Income			*** %

Total Expense Ratio			*** %

Target Benefit Ratio			*** %

All items are shown on a present value basis as a level percent of premiums over ten years. Percentages for premium tax, tax timing and investment income may vary based on actual expenses.

***	Represents text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.